Exhibit (c)(8)

Project Osprey Presentation to Board of Directors Confidential October 16, 2017 These materials may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Credit Suisse Group AG and/or its Affiliates (hereafter “Credit Suisse”).

Table of contents    1. Executive summary    2. Public market perspectives    3. Financial projections    4. Financial analysis framework 5. Financial analysis Appendix Confidential    1 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

1. Executive summary Confidential 2

Summary of merger consideration – GSO / FEIM acquisition of Osprey Headline merger consideration (undiscounted)         2017: $12.44                 Q1’18:$12.32 ($ in millions except per share amounts)                 $12.18-$12.35                 $12.09-$12.24 Selected Osprey m etrics                 $0.74-$0.91 $0.65-$0.80 Closing stock price (10/13/17)                 $11.90                 Implied market value ($mm)                 $494                 Price / Q2’17A TBV(3)                 0.79x $11.44                 $11.44 Price / Q2’17A Adj. TBV(4)(5)                 0.79x                 P / 2017E I/B/E/S EPS                 27.7x                 P / 2018E I/B/E/S EPS                 17.2x PV of merger consideration                 PV of merger consideration                 (2017 close)                 (Q1 2018 close)                 (1)                 (2)                 Upfront cash consideration Non-transferable contingent value right “CVR” Selected implied transaction metrics ($ in millions, except per share amounts) Headline merger consideration per share (undiscounted)(4)(6)$12.44$12.32 Headline aggregate equity consideration (undiscounted)(4)(6)$516$511 Premium to one-month VWAP (9/14/17—10/13/17)8.4%7.4% Present value of merger consideration per share(4)(6)$12.18-$12.35$12.09-$12.24 Present value of aggregate equity consideration(4)(6)$506-$513$502-$508 Price / Q2’17A TBV(3)(6)0.81x-0.82x0.81x-0.82x Price / Q2’17A Adj. TBV(4)(5)(6)0.81x-0.82x0.81x-0.82x P / 2017E I/B/E/S EPS28.3x-28.7x28.1x-28.5x P / 2018E I/B/E/S EPS17.7x-17.9x17.5x-17.7x Implied premium to: Current closing stock price (10/13/17)2.3%-3.8%1.6%-2.8% One-week VWAP (10/9/17—10/13/17)1.6%-3.0%0.8%-2.1% One-month VWAP (9/14/17—10/13/17)6.1%-7.6%5.3%-6.6% Q2’17 earnings release closing stock price (8/2/17)10.0%-11.5%9.2%-10.5% Three-month VWAP (7/14/17—10/13/17)9.4%-10.9%8.6%-9.9%    Source:Merger Agreement draft dated 10/15/17 and Asset Purchase Agreement draft dated 10/15/17. FactSet, Bloomberg, I/B/E/S consensus, Osprey public filings and Osprey management. Market data as of 10/13/17. Note:“VWAP” denotes volume-weighted average price. (1)Net of outstanding indebtedness and liabilities, per Osprey management. Confidential (2)Present value based on minimum and maximum of range reflected in “Osprey present value of tax refunds.” Does not include potential impact of accrued interest income. (3)Based on fully diluted shares outstanding, calculated based on 41,607,550 basic shares (incl. unvested restricted stock), 0.160 million options and 12.0 million warrants as of 6/30/17, per Osprey public filings. Assumes treasury stock method. (4)Based on fully diluted shares outstanding, calculated based on 41,480,754 basic shares (incl. unvested restricted stock), 0.110 million options and 12.0 million warrants as of 10/16/17, per Osprey management. Assumes treasury stock method.3 (5)Calculated based on Q2’17A tangible book value, adjusted for $3.3 million cash used to repurchase shares and $0.3 million cash proceeds received from exercise of options settled during 7/1/17 – 10/16/17, per Osprey management. (6)Assumes treasury stock method for upfront cash consideration only, per Merger Agreement draft dated 10/15/17.© Credit Suisse Group AG and/or its affiliates. All rights reserved.

Selected transaction terms – GSO / FEIM acquisition of Osprey Transaction     Two-step transaction: structure - Asset purchase: Newly formed fund (GSO Osprey Fund, “GSOOF”), with investors sourced by GSO Capital Partners (“GSO”), to purchase loan portfolio; net proceeds used to repay Osprey debts / liabilities and fund a portion of second-step merger consideration - Merger: First Eagle Investment Management (“FEIM”) to acquire 100% of Company (which will retain asset manager platform) via merger Total Headline merger consideration (undiscounted): $12.44 per share ($11.44 per share in cash plus undiscounted $1.00 per share in non- consideration transferable CVR, assuming 2017 transaction close) or $12.32 per share ($11.44 per share in cash plus undiscounted $0.88 per share in non-transferable CVR, assuming Q1’18 transaction close)(1) PV assuming 2017 transaction close: $12.18-$12.35 per share(1) PV assuming Q1’18 transaction close: $12.09-$12.24 per share(1) - $11.44 per share in cash(1) - $11.44 per share in cash(1) - $0.74-$0.91 per share in non-transferable CVR(1) - $0.65-$0.80 per share in non-transferable CVR(1) Go-shop 30-day go-shop period following announcement of transaction Fiduciary out Company permitted to terminate transaction to accept superior proposal solicited in go-shop period or unsolicited superior proposal after go- shop period, subject to matching right of FEIM and GSOOF Termination fee 2% of transaction equity value for transaction resulting from superior proposal during go-shop period as long as superior proposal notice is for go-shop / provided within 14 days after end of go-shop period fiduciary out 3% of transaction equity value for transaction resulting from superior proposal in circumstances in which go-shop termination fee not payable Financing Equity commitments from investors: $850 million Wells Fargo – commitment letter for $1,600mm in asset-backed loans with no backstop minimum CDPQ – commitment letter for $250mm in asset-backed loans with no backstop minimum Existing loans value fixed at signing for borrowing base purposes (less any prepayments prior to closing) New loans to have value set by Wells Fargo Reverse 5% of transaction equity value termination fee Reverse termination fee (plus $5 million) to be called from investors promptly after signing and held in control account Certain closing Osprey stockholder approval conditions Consents from clients / investors so that run-rate revenue is at least 90% of closing run-rate revenue No Company material adverse effect Specified asset level representations subject to negotiated thresholds    Source: Merger Agreement draft dated 10/15/17, Asset Purchase Agreement draft dated 10/15/17 and Osprey management. (1) Based on fully diluted shares outstanding, calculated based on 41,480,754 basic shares (incl. unvested restricted stock), 0.110 million options and 12.0 million warrants as of 10/16/17, Confidential per Osprey management. Assumes treasury stock method for upfront cash consideration only, per Merger Agreement draft dated 10/15/17. 4 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Osprey tax considerations Per Osprey management in consultation with Osprey’s tax advisors    As a result of GSO / FEIM transaction structure:    Osprey expects to recognize a loss of ~$200 million upon closing of transaction                Net operating loss (“NOL”) can be applied to offset 2017 estimated taxable income    NOL can be carried-back to 2015 and 2016 tax years (assuming 12/31/2017 transaction closing)                Remainder available for carryforward, subject to section 382 limitations (no separately negotiated consideration for remainder)    Tax refunds available to Osprey stockholders of record at closing (assuming 12/31/2017 transaction closing):    Refund of 2017 federal and state estimated taxes paid: $7.7 million ($5.6 million federal, $2.1 million state)    Refund for NOL carryback claims for 2015 and 2016 federal and state taxes paid: ~$33.9 million(1)    Certain tax considerations:    FEIM assumes responsibility to file tax return and distribute associated tax refunds    Timing of tax years included in carryback claim based on transaction closing    Statutory period for return of cash associated with income tax refund is 45—90 days after filing    Subject to Internal Revenue Service (“IRS”) review and potential audit (three-year statute of limitations for audit) and approval of Joint Committee on Taxation (“JCT”) (U.S. congressional committee) based on IRS findings / report    Limited visibility on timing of commencement of IRS examination / audit, if any, and impossible to predict outcome of such examination / audit    The Company has received clean tax audits for five consecutive years up through 2014; however, past audit results are not indicative of future audit outcome    CVR payment mechanics:                30% of any applicable income tax refund paid promptly upon receipt    Balance of applicable tax refund paid at earlier of expiration of statute of limitations for audit (three years from filing) or completion of audit    Interest payable at agreed rate on undistributed portion of tax refund    Source:    Osprey management in consultation with Osprey’s tax advisors and Merger Agreement draft dated 10/15/17. Note: Credit Suisse does not provide any tax advice. Confidential (1) Includes $7.7 million 2015 federal taxes paid (net of alternative minimum tax (“AMT”)), $25.5 million estimated 2016 federal tax paid and $0.7 million 2015 & 2016 state taxes paid, per Osprey management. 5 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Osprey tax considerations assumptions update Per Osprey management in consultation with Osprey’s tax advisors    Certain updates by Osprey management relative to management’s assumptions reflected in 10/7/17 preliminary Osprey Board of Directors discussion materials:                No change in amount / quantum of tax refunds available in either 12/31/17 transaction closing ($41.6 million) or Q1’18 transaction closing ($36.6 million)    2016 federal and state taxes being finalized on 10/16/17    Estimated 2016 federal and state tax overpayment of $5.9 million ($3.9 million federal, $2.0 million state) reapplied to 2017 federal and state tax payments, respectively    Quick refund amount for 2017 federal taxes paid of $5.6 million (vs. $1.7 million) and 2017 state taxes paid of $2.1 million (vs. $0.1 million); including the reapplied 2016 federal tax and state tax overpayments, respectively    12/31/17 transaction closing timing update:                Estimated filing date for 2015 and 2016 carryback claim for federal and state taxes extended by five months to 9/1/18 (vs. 4/1/18) and associated refunds expected to be received by 10/16/18 (vs. 5/16/18)    Estimated completion of JCT review dates each extended by seven months    Q1’18 transaction closing timing update:                2018 short year federal tax return estimated to be filed by 8/31/18 (vs. 6/30/18)    Estimated filing date for 2016 carryback claim for federal and state taxes and 2017 carryback claim for federal taxes extended by two months to 9/1/18 (vs. 7/1/18) and associated refunds expected to be received by 10/16/18 (vs. 8/15/18)    Estimated completion of JCT review dates each extended by two months Source:    Osprey management in consultation with Osprey’s tax advisors. Note: Credit Suisse does not provide any tax advice. Confidential 6 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Osprey present value of tax refunds Assuming 2017 closing; per Osprey management in consultation with Osprey’s tax advisors    Certain assumptions    Osprey has directed Credit Suisse to assume that the IRS refunds the taxes paid without any reduction in amount, delay or condition    Transaction closing 12/31/17    Claim for quick refund of federal taxes paid during 2017 filed by FEIM by 1/1/18, per Osprey management    2017 federal tax return filed by FEIM by 8/31/18 and state tax return filed by FEIM by 9/15/18, per Osprey management    2015 and 2016 carryback claim filed by FEIM by 9/1/18, per Osprey management    Per Merger Agreement:    30% of any applicable income tax refund paid promptly upon receipt    Balance of applicable tax refund will be paid at earlier of expiration of statute of limitations for audit (three years from filing) or completion of audit    Assumes tax refunds will be subject to credit and business risk of FEIM (FEIM is contractually obligated to cause disbursement of cash from paying agent)    Cash flows discounted to 6/30/17, for illustrative purposes    Discount rate range based on indicative pricing for new FEIM unsecured note (current issuer rating of BB+ / Ba1) and market implied weighted average cost of capital calculation    Osprey has received clean tax audits for five consecutive years up through 2014; however, past audit results are not indicative of future audit outcome      Quarter ending, ($ in millions) 9/30/17E 12/31/17E 3/31/18E 6/30/18E 9/30/18E 12/31/18E 3/31/19E 6/30/19E Gross tax refunds – – A $1.7 – – B $10.8 – C $29.1    A Receive 30% of refund of 2017 federal taxes paid ($5.6mm)    B Receive 30% of refund of (i) 2015 and 2016 federal and state taxes paid ($33.9mm) and (ii) 2017 state taxes paid ($2.1mm)    C Receive balance of refund of (i) 2017 federal and state taxes paid ($7.7mm) and (ii) 2015 and 2016 federal and state taxes paid ($33.9mm) upon completion of audit / JCT review(1)(2)                 Assuming receive refund “D” in nine months Assuming receive refund “D” in 18 months Assuming receive refund “D” in three years                 Discount rate range                 Discount rate range                 Discount rate range                 6.0% 8.0%                 10.0%                 6.0% 8.0%                 10.0%                 6.0% 8.0%                 10.0% CVR PV(2)                 $37.7 $36.5                 $35.4                 $36.6 $35.1                 $33.8                 $34.5 $32.5                 $30.7 CVR PV per share(2)(3) $0.91 $0.88                 $0.85                 $0.88 $0.84                 $0.81                 $0.83 $0.78                 $0.74 Total consideration                 per share(2)(3)                 $12.35 $12.32                 $12.29                 $12.32 $12.28                 $12.25     $12.27 $12.22                 $12.18    Actual results of IRS audit process (and implied value of CVR) are impossible to predict.                 Source: Osprey management in consultation with Osprey’s tax advisors. Note: Credit Suisse does not provide any tax advice. Assumes mid-period discounting convention. 2016 taxes paid based on preliminary 2016 tax return, per Osprey management. Confidential (1) Osprey management, in consultation with Osprey’s tax advisors, estimates that completion of audit / JCT review could occur in (i) nine months, (ii) 18 months or (iii) three years. (2) Does not include potential impact of accrued interest income. (3) treasury Based on stock fully method diluted shares for upfront outstanding, cash consideration calculated based only, per on Merger 41,480,754 Agreement basic shares draft dated (incl. 10/15/17. unvested restricted stock), 0.110 million options and 12.0 million warrants as of 10/16/17, per Osprey management. Assumes 7 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Osprey present value of tax refunds Assuming 2018 closing; per Osprey management in consultation with Osprey’s tax advisors Certain assumptions    Osprey has directed Credit Suisse to assume that the IRS refunds the taxes paid without any reduction in amount, delay or condition    Transaction closing 3/31/18    Osprey does not expect to make a federal or state tax payment in Q1 2018 given transaction timing and magnitude of loss generated    2018 short year federal tax return filed by FEIM by 8/31/18, per Osprey management    2016 federal and state carryback as well as 2017 federal carryback claims filed by FEIM by 9/1/18, per Osprey management    2017 state carryback claim filed by FEIM by 9/15/18, per Osprey management    Per Merger Agreement:    30% of any applicable income tax refund shall be paid promptly upon receipt    Balance of applicable tax refund shall be paid at earlier of expiration of statute of limitations for audit (three years from filing) or completion of audit    Assumes tax refunds will be subject to credit and business risk of FEIM (FEIM is contractually obligated to cause disbursement of cash from paying agent)    Discount rate range based on indicative pricing for new FEIM unsecured note (current issuer rating of BB+ / Ba1) and market implied weighted average cost of capital calculation    Cash flows discounted to 6/30/17, for illustrative purposes    Osprey has received clean tax audits for five consecutive years up through 2014; however, past audit results are not indicative of future audit outcome                                     Quarter ending,                 ($ in millions) 9/30/17E 12/31/17E 3/31/18E 6/30/18E 9/30/18E 12/31/18E 3/31/19E 6/30/19E Gross tax refunds –                 –                 –                 –                 –                 A $11.0 –                 B $25.6    A Receive 30% of refund of (i) 2016 federal taxes paid ($25.5mm), (ii) 2016 state taxes paid ($0.6mm), (iii) 2017 federal taxes paid, net of AMT ($8.5mm) and (iv) 2017 state taxes paid ($2.1mm)    B Receive balance of refund of (i) 2016 federal and state taxes paid ($26.1mm) and (ii) 2017 federal and taxes paid ($10.6mm) upon completion of audit / JCT review(1)(2)                 Assuming receive refund “C” in nine months Assuming receive refund “C” in 18 months Assuming receive refund “C” in three years                 Discount rate range                 Discount rate range                 Discount rate range                 6.0% 8.0%                 10.0%                 6.0% 8.0%                 10.0%                 6.0% 8.0%                 10.0% CVR PV(2)                 $33.1 $32.1                 $31.1                 $32.2 $30.8                 $29.6                 $30.3 $28.6                 $27.0 CVR PV per share(2)(3) $0.80 $0.77                 $0.75                 $0.77 $0.74                 $0.71                 $0.73 $0.69                 $0.65 Total consideration                 per share(2)(3)                 $12.24 $12.21                 $12.19                 $12.21 $12.18                 $12.15     $12.17 $12.13                 $12.09    Actual results of IRS audit process (and implied value of CVR) are impossible to predict.                 Source: Osprey management in consultation with Osprey’s tax advisors. Note: Credit Suisse does not provide any tax advice. Assumes mid-period discounting convention. 2016 taxes paid based on preliminary 2016 tax return, per Osprey management. Confidential (1) Osprey management, in consultation with Osprey’s tax advisors, estimates that completion of audit / JCT review could occur in (i) nine months, (ii) 18 months or (iii) three years. (2) Does not include potential impact of accrued interest income. (3) treasury Based on stock fully method diluted shares for upfront outstanding, cash consideration calculated based only, per on Merger 41,480,754 Agreement basic shares draft dated (incl. 10/15/17. unvested restricted stock), 0.110 million options and 12.0 million warrants as of 10/16/17, per Osprey management. Assumes 8 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

2. Public market perspectives Confidential    9

Osprey annotated historical stock price performance        Current Mean of Osprey closing stock price52-weekintraday ($ per share)10/ 13/ 17One-m onthThree-m onthsSix -m onthsOne-yearThree-yearHighLow Osprey stock price$11.90$11.62$11.11$10.63$10.11$10.06$12.51$8.03    $20.00 $18.00 $16.00 $14.00 $12.00 $10.00 $8.00 $6.00 $4.00 $2.00 11/4/2014: Announces strategic relationship and investment with GSO and franklin square consisting of $300mm of sub notes 12mm warrants exercisable at $12.62 4/17/2015: prices $300mm of 7.25% senior notes 3/24/2015: board authorizes repurchase of 1mm common shares 7/7/2017: announces acquisition of fifth street clo management llc for $16mm 11/8/2017: capital z partners and corsair capital partners make pro corsair capital partners make pro rata distribution to limited partners with effect of reducing ownership in osprey from ~20% to ~10%, respectively 11/9/2015: prices $80mm of 7.25% senior notes 2/11/2016: board authorizes expansion of share buyback 2/14/2017: declares first quarterly dividend of $0.02 per common share $11.90 (10/13/17) 12/4/2014: closes $200mm initial gso investment (1) 12/9/2016: board authorizes $30mm share buyback program 4/15/2015: fitch assigns bb- long-term rating to osprey with stable outlook 10/7/2015: completes acquisition of boston-based alternative asset manager Feingold o’keeffe capital (acquisition adds $2.3bn to osprey’s aum); board authorizes new $5mm share repurchase plan 3/31/2016: sterling national bank acquires osprey’s abl subsidiary for $112mm in cash, at ~6% premium of gross loans receivables 12/1/2016: radius bank acquires osprey’s equipment finance business for $140mm in cash, representing ~5% premium to net investment in receivables 10/13/14 5/20/15 12/25/15 7/29/16 3/7/17/ 10/13/17 Stock price Source:Public filings and FactSet as of 10/13/17. (1)During Q3 2015, Q4 2015 and Q1 2016, Osprey drew an additional, $50mm, $25mm and $25mm, respectively. The commitment is fully drawn.Confidential 10 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Osprey YTD indexed stock price performance        One- Three- month months YTD Osprey 6.0% 8.1% 28.5% S&P 500 financials index 5.8% 5.0% 11.1%    Indexed stock price performance    12. 28. 2%    (millions) Volume6% 10 135 130 125 120 115 110 105 100 95 90 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0 2/14/2017: reported q4 2016 earnings prior to market open and declared first quarterly dividend of $0.02 per common share (for q1 2017) 5/3/2017: reported q1 2017 earnings prior to market open and declared dividend of $0.02 per common share (for q2 2017) 7/7/2017: announced acquisition of fifth street clo management llc for $16 million 5/16/2017: held annual stockholders meeting 8/2/2017: reported q2 2017 earnings prior to market open and declared dividend of $0.02 per common share (for q3 2017) 8/2/2017: osprey mgmt. earnings call remarks noted exploration of monetization of investment management platform independently from balance sheet. Janney Montgomery scott speculated about potential osprey sale in research report published later that day 9/4/2017: entered exclusivity agreement with gso / feim Jan-17 feb-17 apr-17 jun-17 aug-17 oct-17 Osprey volume S&P 500 financials index osprey stock price Source: FactSet as of 10/13/17.                 Confidential                 11                 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Selected Wall Street equity research analysts summary Ratings, target stock price and EPS estimates                     Target                 Implied premium to                 EPS Broker                 Date                 Rating stock price ($) current stock price(1) ‘17E     ‘18E Janney Montgomery Scott     8/2/2017                 Buy     $14.00                 17.6%                 $0.40     $0.67 Keefe, Bruyette & Woods     8/2/2017                 Hold 12.00                 0.8                 0.45     0.71 Mean                 $13.00                 9.2%                 $0.43     $0.69 Osprey management estimates                 $0.39     $0.73 Selected commentary We are encouraged that in a period of stagnant balance sheet growth, management has been able to reduce costs. We also note that as LIBOR rates “ continue to rise, the rate floors on [Osprey’s] loans are no longer an issue and the company’s asset-sensitive balance sheet can now be realized. Lastly, management’s commentary on today’s call seems to indicate that the company, or parts of it, could be up for sale. Trading at a nearly 30% discount to book value, we think [Osprey] is undervalued; thus we maintain our BUY rating and $14 fair value estimate (FVE) on [Osprey].” August 2, 2017 [Osprey’s] results this quarter were generally weaker than our expectations on the top-line, although there are a number of positive items including “ better expense management and a lower non-performing loan rate qtr/qtr. We are remaining on the sidelines until we see more stable earnings growth and stronger progress toward the double-digit pre-tax ROE target.”    August 2, 2017 Source: FactSet, Osprey public filings and Osprey management as of September 2017. Note: Market data as of 10/13/17.                 Confidential (1)     Based on Osprey closing stock price of $11.90 per share on 10/13/17.                 12                 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Total shareholder return over last three years                     YTD                 One-year                 Two-year                 Three-year                 1/3/17 – 10/13/17 10/14/16 – 10/13/17 10/14/15 – 10/13/17 10/14/14 – 10/13/17 Osprey                 29.3%                 24.6%                 38.9%                 (6.1%) Selected internally managed BDCs(1) 1.6                 10.0                 43.3                 35.5 Selected externally managed BDCs(2) 2.7                 10.8                 26.6                 27.6 S&P 500 financials index                 11.1                 34.5                 40.5                 43.2 60% 40% 20% 0% (20%) (40%) (60%) (80%) Oct-14 oct-15 oct-16 oct-17 Osprey selected internally managed bdcs(1) selected externally managed bdcs(2) s&p 500 financials index Source: FactSet.                 Note: Market data as of 10/13/17. Total shareholder return includes share price performance and dividends paid.                 Confidential (1)     Includes Hercules Capital Inc. (HTGC), Main Street Capital Corp. (MAIN), Triangle Capital Corp. (TCAP).                 (2)     Includes Apollo Investment Corp. (AINV), Ares Capital Corp. (ARCC), Blackrock Capital Investment Corp. (BKCC), Fifth Street Finance Corp. (FSC), FS Investment Corp. (FSIC), Golub Capital Inc.                 (GBDC), Goldman Sachs BDC Inc. (GSBD), New Mountain Financial Corp. (NMFC), PennantPark Investment Corp. (PNNT), Prospect Capital Corp. (PSEC), Solar Capital Ltd. (SLRC), TCP Capital                 13                 Corp. (TCPC), TPG Specialty Lending Inc. (TSLX), TCG BDC, Inc. (CGBD).                 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

3. Financial projections Confidential 14

Osprey financial performance vs. Wall Street equity research expectations (1) Stock ($ per share) Diluted earnings per share Book value per share Selected Wall Street Wall Street equity Beat / miss Wall Street equity Beat / miss price equity research Actual research mean $ % Actual research mean $ % reaction commentary Lighter originations offset by lower Q1 $0.05 $0.04 $0.01 25.0% $14.26 $14.11 $0.15 1.1% 1.2% operating expenses and strong credit quality 15 Higher fee income and loss of Q2 0.10 0.07 0.04 53.8% 14.36 14.32 0.04 0.3% 4.8%—Dec provisioning was lower than expected E Out-sized charge related to TRS Q3 0.11 0.11 0.01 4.8% 14.40 14.49 (0.09) (0.6%) (2.2%) FY offset by better than expected NIM Growth in managed assets; higher Q4 0.09 0.12 (0.03) (25.0%) 14.17 14.52 (0.35) (2.4%) (21.2%) income was driven by increase in average earning assets Tepid growth in loans / leases and Q1 0.09 0.12 (0.03) (25.0%) 13.84 14.30 (0.46) (3.2%) (3.7%) higher credit costs 16—Q2 0.11 0.15 (0.04) (26.7%) 14.12 13.98 0.14 1.0% (2.7%) Tepid growth in loans / leases Dec Recapture of unrealized losses and FYE Q3 0.19 0.13 0.06 46.2% 14.38 14.27 0.11 0.8% 4.7% upwards adjustment to interest income from repayment of NPA Q4 0.23 0.15 0.08 53.3% 15.12 14.85 0.27 1.8% (2.4%) One-off events (equipment finance sale, Berkeley Fund launch, cost savings) 17 Provision expense of $6.1 million (3x Q1 0.03 0.18 (0.15) (83.3%) 15.21 15.34 (0.13) (0.8%) (9.9%)—estimate) and negative marks on Dec loans held for sale Negative non-cash marks on loans Q2 0.10 0.16 (0.06) (35.5%) 15.40 15.49 (0.09) (0.6%) (0.3%) FYE held for sale and stagnant balance sheet growth    Osprey EPS results vs. expectations over last 10 quarters have been volatile, generally beating or missing mean of Wall Street equity research expectations by >10%; BVPS results generally have been in line Source: Osprey public filings and FactSet. Note: Earnings per share and book value per share reflect announced data at time of public release. Confidential (1) Based on Keefe Bruyette & Woods analyst estimates only as Janney Montgomery Scott does not provide book value per share estimates. 15 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Osprey historical financial performance summary Based on Osprey public filings and investor presentations FY’17 Guidance (1) ($ in millions) FY’14A FY’15A Q1’16A Q2’16A Q3’16A Q4’16A FY’16A Q1’17A Q2’17A Low High Funded loan volume $1,789 $3,058 $300 $476 $427 $671 $1,874 $330 $460 $1,500 $2,000 New loan yields 5.93% 6.54% 7.37% 6.99% 6.57% 6.65% 6.83% 6.55% 6.79% 6.50% 7.00% Run-off rate (% of BoP loans) 46% 45% 18% 38% 24% 41% 31% 38% 32% 30% 35% Portfolio yield (% of avg. loans) 6.09% 6.27% 6.28% 6.28% 6.77% 6.53% 6.46% 6.29% 6.43% 6.25% 6.75% Cost of funds (% of avg. interest-bearing liabilities) 3.12% 4.35% 4.56% 4.65% 4.67% 4.83% 4.65% 4.99% 5.08% 4.75% 5.25% Net interest margin 3.17% 2.39% 2.21% 2.10% 2.50% 1.96% 2.19% 1.45% 1.56% 1.50% 2.00% Non-interest income (% of avg. loans) 0.49% 0.57% 1.94% 0.46% 1.14% 2.02% 1.40% 0.70% 0.59% 0.50% 1.00% Provision expenses (% of avg. loans) 1.17% 0.57% 1.80% 0.38% 0.37% 0.27% 0.71% 0.70% 0.31% 0.25% 0.50% Operating expenses (% of avg. AuM) 1.80% 1.12% 1.00% 0.78% 1.09% 1.15% 1.00% 0.68% 0.64% 0.60% 0.70% Leverage (debt / equity) 3.3x 5.1x 5.0x 4.9x 5.2x 5.1x 5.1x 5.0x 5.0x 4.8x 5.0x Loans and credit investments, gross $2,626 $3,830 $3,734 $3,772 $3,972 $3,592 $3,592 $3,620 $3,619 $3,250 $3,500 AuM 3,381 6,949 6,620 6,583 6,653 6,740 6,740 6,598 6,521 7,500 8,000 Source: Osprey public filings and Osprey investor presentations. (1) Osprey guidance issued in Q2 2017 earnings release on 8/2/17. Confidential 16 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Selected Osprey management commentary on Osprey’s recent financial performance and market outlook Higher leverage & looser covenants Lower pricing We do think the market is frothy. We have seen sort of a floor on pricing in terms Overall, market conditions have led to tighter spreads and an erosion in the of where nonbanks will go in the middle market, so we think we are bottom out in quality of some transactions over the past year or more…our selectivity enabled us to “ terms of the pricing we are able to get…What we are seeing is a lot of transactions “ originate senior middle market loans with average yields of 6.8% in the second that may look, the numbers look okay but the details in the transactions include lots of quarter, which clearly reflects significant value relative to the liquid loan markets and add backs to EBITDA and very loose covenants and things like that. I think it is a time other fixed income [alternatives]. Currently, we estimate that we are earning a 200 to be very careful. We are going to continue to be selective. We will sit on some cash if basis point premium to comparably rated large-cap loans, which on average yields [sic] we have to, and I think we will be able to with that kind of an approach, maintain our of about 4.75% in the second quarter. yields and avoid the kind of risky or poorly underwritten deals that are getting done a ” Tim Conway, August 2, 2017 lot in the marketplace” Tim Conway, August 2, 2017 Middle market risk / return on first-lien institutional deals (1) Quarterly middle-market term loan yields (three-year)    Leverage at its highest level post-crisis    Quarterly middle market institutional yields below 6% for first time since Q2’15    Spreads down to 443bps on average, the lowest level post-crisis 6.5 Total leverage Yield 9.5% 14% LIB/LIB Floor LIB Spread Spread due to OID 6.0 9.0% 12% 5.5 8.5% 10% 5.0 8.0% year)—year) 8% (x:1) 4.5 7.5%—(three (three 4.0 7.0% yield 6% in -leverage 3.5 6.5% Yield -Total All 4% 3.0 6.0% 2% 2.5 5.5% 2.0 5.0% 0% 2009 2010 201020102010 2011 2011 2011 20112012 2012 2012 20122013 2013 2013 2013 2014 2014 2014 2014 2015 2015 2015 20152016 2016 201620162017201720172002200220032004 2005 2005 2006 2007 20082010201020112012 2013 2013 2014 20152016 2016 3Q17TD Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Source: Osprey earnings call transcripts, Thomson Reuters LPC. (1) Based on selected middle market deals with available leverage and yield data. Confidential 17 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Osprey standalone financial projections Assumptions per Osprey management as of September 2017 Loan    Total volume is projected to increase from ~$1.6bn in 2017E to ~$2.7bn in 2020E portfolio—Off-balance sheet asset management activity volume growth from ~$0.9bn in 2017E to ~$2.1bn in 2020E    Assets under management (“AuM”) projected to increase at ~9% CAGR for period 2017E – 2020E —Off-balance sheet AuM increases from ~50% of total AuM in 2017E to ~74% of total AuM in 2020E Spreads    Direct new origination spread target of 5.25% starting in 2018E through forecast horizon    Capital markets new origination spread target of 4.95% starting in 2018E through forecast horizon Credit    Assumes continuation of current credit environment    Provision expense for leverage finance is based on forecast of specific (FAS 114) and general reserves (FAS 5) reserves with the following assumptions: —2018E – 2020E: Probability of Default (“POD”) of 2.25% / Loss Given Default (“LGD”) of 28% / Recovery of 72%    $37mm new NPAs in 2018E and decrease to $30mm in 2020E from strategic shift to off-balance sheet asset management    NPLs as % of portfolio decreases from 2.86% in 2018E to 1.77% in 2020E; NPL balances decreases from $80mm in 2018E to $33mm in 2020E Funding    All-in cost of funds of 5.25% in 2017E, 5.58% in 2018E, 6.10% in 2019E and 5.74% in 2020E Non-interest    Non-interest income projected to increase from $27mm in 2017E to $56mm in 2020E income    Increase in fee paying AuM from shifting on-balance sheet portfolios to off-balance sheet vehicles Operating    ~0.6% of average AuM, flat through forecast horizon expenses Corporate    ~4.6mm share repurchases in 2018E at average price of ~$11 per share initiatives    $0.02 per share quarterly dividend through forecast horizon Source: Osprey management as of September 2017. Note: “NPA” denotes non-performing asset. Confidential “NPL” denotes non-performing loan.    18 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Osprey standalone financial summary    FY’14A – FY’20E AuM summary per Osprey management as of September 2017 ($ in millions) $9,247    $8,349    $7,830    $2,292    25% $7,158    $1,983    $6,949    $6,740    $1,716    24% 22% $1,541    22% $2,294    $1,834    33% 27% $2,007    $2,763    $3,841    $4,522    $825    $1,315    28% 35% 49% 12% 20% 46% $3,381    $85 , 3% $673    20% (1)    $3,830    $3,592(1)    $3,610    55% $3,350    (1) 53% 50% $2,623    43% $2,525    $2,433    78% 30% 26% 2014A 2015A 2016A 2017E (2) 2018E 2019E 2020E On-balance sheet loans Off-balance sheet middle market loans Off-balance sheet broadly syndicated loans Osprey continues its transition to an asset-light credit asset manager during the forecast period Source: Osprey public filings and Osprey management as of September 2017. (1) Includes Osprey portfolio middle market direct lending and Arch St. collateralized loan obligation (“CLO”). Confidential (2) Includes $4.1mm deferred loan fee and $0.4mm mark-to-market (“MTM”) balances, respectively, for Arch St. CLO portfolio, $0.3mm MTM balance for loans held for sale portfolio and $1.9mm MTM balance for debt security portfolio. 19 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Osprey standalone financial summary    FY’14A – FY’20E earnings summary per Osprey management as of Sept. 2017 ($ in millions except per share amounts) After-tax 1.7% 2.6% 4.3% 2.5% 4.6% 4.8% 5.9% ROAE Diluted EPS $0.21 $0.35 $0.61 $0.39 $0.73 $0.83 $1.07 Leverage 3.3x 5.1x 5.1x 4.8x 4.5x 3.0x 2.6x (debt / equity) $41    $31    $28    $29    $17    $16    $11    2014A 2015A 2016A 2017E 2018E 2019E 2020E Net income Q1’17 and Q2’17 negatively impacted by mark-to-market adjustments on loans held for sale and higher than expected provision expense Source: Osprey public filings and Osprey management as of September 2017.    Confidential 20 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Osprey standalone financial summary FY’14A – FY’20E per Osprey management as of September 2017 Fiscal year ending 12/31 ($ in millions except per share amounts) 2014A 2015A 2016A 2017E 2018E 2019E 2020E Selected metrics Total origination volume $1,789 $3,058 $1,874 $1,646 $2,175 $2,584 $2,721 Ending period AUM $3,381 $6,949 $6,740 $7,158 $7,830 $8,349 $9,247 Portfolio yield as % of avg loans 6.09% 6.27% 6.46% 6.40% 6.77% 7.10% 7.37% Net charge-offs / gross loans (excl. loans held for sale) 1.1% 0.1% 1.0% 0.5% 0.8% 0.6% 0.7% Run-off rate (% of BoP loans) 46.0% 45.0% 31.0% 35.0% 35.0% 35.0% 35.0% Net interest margin 3.17% 2.39% 2.19% 1.57% 1.86% 1.97% 2.88% Average interest-earning assets $2,505 $3,239 $4,050 $3,822 $3,629 $3,031 $2,504 Asset management income (% of avg. off B/S AuM) 0.21% 0.34% 0.43% 0.45% 0.47% 0.53% 0.55% Operating expenses / end of period AuM 1.36% 0.76% 1.00% 0.64% 0.63% 0.60% 0.56% Pre-tax ROAE 2.7% 4.4% 7.4% 4.3% 7.7% 8.1% 10.1% After-tax ROAE 1.7% 2.6% 4.3% 2.5% 4.6% 4.8% 5.9% Leverage (debt / equity) 3.3x 5.1x 5.1x 4.8x 4.5x 3.0x 2.6x Selected balance sheet items Net loans (including loans held for sale) $2,506 $3,613 $3,383 $3,522 $3,274 $2,467 $2,381 Unrestricted cash 33 36 154 82 24 24 25 Total assets 2,811 4,051 4,041 3,838 3,508 2,661 2,570 Corporate debt (net of financing fees)(1) 238 372 374 376 80 – –Total debt (net of financing fees, debt discount, and OID) 2,134 3,332 3,311 3,141 2,835 1,958 1,825 Tangible book value 641 641 629 627 608 641 683 Book value 641 659 647 651 630 661 702 Basic shares outstanding (mm) 46.6 46.5 42.8 41.5 37.2 37.5 37.7 Book value per share $13.75 $14.17 $15.12 $15.68 $16.94 $17.65 $18.62 Selected income statement items Interest income $136 $202 $251 $228 $238 $209 $179 Interest expense (58) (121) (161) (169) (171) (149) (107) Net interest income $78 $81 $89 $59 $67 $60 $72 Provision for credit losses (27) (18) (28) (13) (9) (4) (8) Net interest income after credit losses $51 $62 $62 $46 $59 $55 $64 Asset management income 1 7 13 15 19 27 35 Other non-interest income / (expense) 10 12 41 12 21 20 21 Total operating expenses (45) (52) (67) (46) (49) (50) (51) Earnings before tax $17 $29 $49 $28 $49 $53 $69 Net income $11 $17 $28 $16 $29 $31 $41 Diluted EPS $0.21 $0.35 $0.61 $0.39 $0.73 $0.83 $1.07 Selected cash flow items Distributed cash flow(2) $35 $17 $43 $21 $53 $3 $3 Source: Osprey public filings and Osprey management as of September 2017. (1) Includes senior unsecured notes net of capitalized financing fees. Confidential (2) Includes share repurchases and ordinary dividends. 21 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Osprey standalone financial summary Cash flow statement per Osprey management as of September 2017 ($ in millions) Cash flow statement 2H 2017E 2018E 2019E 2020E Beginning unrestricted cash $50 $82 $24 $24 Cash generated from operations Interest income 110 228 200 172 Interest expense (51) (108) (93) (77) Corporate & subordinated debt interest expense (27) (48) (27) (14) Other income 16 40 47 56 Cash operating expenses (15) (31) (32) (33) Incentive compensation 0 (14) (14) (15) Tax payments (7) (10) (9) (20) Miscellaneous (7) (0) (1) 0 Total cash generated from operations $20 $56 $72 $71 Cash generated from investing & financing Net investment in leveraged finance 14 251 83 23 New NS Capital activity 3 (11) 28 (9) Corporate debt open market purchases – (300) (180) (80) Share buyback program & dividend program (4) (53) (3) (3) Total cash generated from investing & financing $12 ($113) ($72) ($69) Total change in cash 32 (58) (0) 1 Ending cash balance $82 $24 $24 $25 Source: Osprey management as of September 2017. Confidential 22 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Osprey standalone financial summary Cash flow assumptions per Osprey management as of September 2017    Approximately $25mm minimum unrestricted cash assumed per Osprey management; excess cash used to pay down debt or distributed to stockholders    Distributions subject to permitted payments basket, per indenture for Osprey high-yield senior unsecured notes —$380mm principal balance as of 6/30/17A; repaid by Q1’19E per Osprey management estimates Quarter ending, ($ in millions) Q2’17A Q3’17E Q4’17E Q1’18E Q2’18E Q3’18E Q4’18E Q1’19E Q2’19E Q3’19E Q4’19E Q1’20E Q2’20E Q3’20E Q4’20E Permitted payments basket Beginning balance $27 $26 $30 $34 $31 $24 $18 $12 (+) 50% of adjusted net income 6 5 5 5 6 7 7 7 (+) Change in new availability – – – 5 – – – 5 (–) Total distributed cash flow (1) (7) (1) (1) (13) (13) (13) (13) (1) Ending balance $26 $30 $34 $31 $24 $18 $12 $23 N/A N/A N/A N/A N/A N/A N/A Memo: Adjusted net income (2) Net income $4 $5 $6 $4 $6 $9 $10 $9 $8 $4 $10 $10 $10 $11 $10 Adjustments (2) 8 5 5 7 7 6 5 5 7 18 4 5 5 6 5 Adjusted net income $12 $10 $11 $10 $13 $15 $15 $14 $15 $22 $14 $15 $15 $16 $16    Distributions to stockholders also subject to provisions in indenture of FSIC warrants —Share repurchases subject to provision that stipulates beneficial owner of warrants cannot represent >25% ownership of Osprey shares outstanding (including warrants); Osprey management assumes $30mm and $50mm of share repurchases in 2017E and 2018E, respectively —Underlying number of warrants outstanding and weighted average exercise price of warrants subject to adjustment for other distributions —$0.02 quarterly dividends per share in Osprey management forecast Source: Osprey management as of September 2017. Note: “N/A” denotes not applicable. Confidential (1) Includes dividends and share repurchases. (2) Based on Osprey senior unsecured notes ($380mm principal balance as of 6/30/17), per Osprey public filings and management. 23 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Osprey standalone projections comparison Osprey management forecast versus Wall Street equity research estimates ($ in millions except per share amounts) Osprey mgmt. forecast (Sept. 2017) vs. Wall Street equity research (8/2/17) Selected metrics 2017E 2018E 2019E Interest income Osprey mgmt. $228 $238 $209 Mean of Wall Street equity research estimates 226 227 223 Variance—$ $2 $11 ($14) Variance—% 0.9% 4.8% (6.1%) Operating expense Osprey mgmt. $46 $49 $50 Mean of Wall Street equity research estimates 44 43 46 Variance—$ $2 $6 $5 Variance—% 4.2% 13.6% 10.3% Net income Osprey mgmt. $16 $29 $31 Mean of Wall Street equity research estimates 17 28 32 Variance—$ ($1) $1 ($1) Variance—% (6.6%) 4.0% (3.5%) Earnings per share Osprey mgmt. $0.39 $0.73 $0.83 Mean of Wall Street equity research estimates 0.43 0.69 0.80 Variance—$ ($0.04) $0.04 $0.03 Variance—% (9.3%) 6.1% 3.7% Book value per share Osprey mgmt. $15.68 $16.94 $17.65 Mean of Wall Street equity research estimates (1) 15.76 16.56 17.43 Variance—$ ($0.08) $0.38 $0.22 Variance—% (0.5%) 2.3% 1.3% After-tax ROAE Osprey mgmt. 2.5% 4.5% 4.8% Mean of Wall Street equity research estimates 2.9% 4.4% 5.1% Variance—bps (35) bps 10 bps (28) bps Source: FactSet, Wall Street equity research and Osprey management estimates as of September 2017. Note: Mean of Wall Street equity research estimates based on Janney Montgomery Scott and Keefe Bruyette & Woods analyst estimates available as of 8/2/17. 2019E based on Keefe Confidential Bruyette & Woods estimates only. “NA” denotes not publicly available. “ROAE” denotes return on average equity. (1) Based on Keefe Bruyette & Woods equity research analyst estimates only as Janney Montgomery Scott does not provide book value per share equity research analyst estimates. 24 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

4. Financial analysis framework Confidential 25

Relative overview of business model and financial profile Business development Asset-based lending & Commercially focused Commercial mortgage Osprey companies (“BDCs”) leasing companies banks REITs    Commercial middle- Commercial middle- Asset-based niche lending    Diversified loan assets with    Commercial real estate market direct lending, market direct lending,    Element Fleet: fleet leasing regulated concentration loans or commercial primarily secured by cash primarily secured by cash (vehicles as collateral); real restrictions (<25% limit for mortgage-backed securities flow flow assets, high depreciation any given asset class) —In the case of direct    Most loans to sponsored    Most loans to sponsored    ECN Capital: mostly    Since 2013, subject to mortgages loans, tangible companies companies equipment financing; real leveraged lending guidelines underlying collateral    Focus on lower-yielding,    Invest in other asset classes assets, depreciation that effectively limit Products lower risk profile assets,    Generally more focused on (equity investments, CLO    Marlin: small-ticket asset- participation in most middle-including focus on broadly- credit-sensitive assets with securities, etc.) based lending and market lending syndicated loans (“BSL”) less interest rate risk than other Higher yielding investments equipment leasing, ancillary residential mortgage REITs    Limited investment in asset classes relative to Osprey property insurance    Internally managed    Internally or externally    All internally managed    Highly regulated    REIT diversification tests    Unregulated with no asset managed    Variety of regulation around Able to operate require at least 75% of total    at or structure requirements    70% of assets must be leverage and structure significant leverage levels assets be in real estate qualifying assets, generally    Additionally, must derive at —Includes both balance—ECN includes both    Low financing risk and cost least 75% of gross income sheet lending and asset meaning securities in small balance sheet lending of funds from access to from rents from real management businesses or middle-market U.S. firms and asset management depository funding property, interest on that are private or small-cap businesses    Market limitations on—Leverage as high as mortgages financing real    Leverage constrained to Operations leverage    Market limitations on ~9.0x, including deposit property or from sales of 1.0x debt / equity; BDCs    Increased cost of funds leverage funding real estate generally operate at 0.60x-post-crisis as securitization 0.80x debt / equity    Easy access to ABS    Leverage generally 2.0x-markets became more markets (e.g., fleet, 3.0x debt / equity expensive aviation, rail)    C-Corporation    Pass-through entity    Marlin bank holding    Bank holding company    Pass-through entity —Distributes >90% of pre- company and financial —Distributes >90% of pre- Taxpayer holding company with bank Taxpayer tax income to avoid tax income to avoid structure corporate-level or excise & insurance subsidiaries corporate-level or excise tax tax tax Element Fleet & ECN both    Regulated under Investment Canadian corporations    Exempt from Investment & Company Act of 1940 Act as a regulated investment Taxpayers Company Act of 1940 and    RIC regulations Legal company (“RIC”) More similar                 Less similar Source: Osprey management and public filings. Note: “REITs” denotes Real Estate Investment Trusts. Confidential 26 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Regression overview    Selected commercial banks, mortgage REITs and BDCs P / TBV vs. 2018E ROATCE / ROAE (1) 6.00x 5.00x 4.00x R² = 74.3% 3.00x 2.00x Theoretical liquidation value of balance sheet- 1.00x intensive financial services company Osprey with ROE = Cost of Equity 0.00x 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Osprey(2) Commercial banks BDCs Commercial mREITs Asset-based lending & leasing companies Source: SNL Financial and FactSet. Note: Market data as of 10/13/17. For commercial-focused banks, P / TBV plotted against 2018E ROATCE; for BDCs, commercial mREITs and commercial finance companies, P / TBV plotted against 2018E ROE. Confidential    “mREITs” denotes Mortgage Real Estate Investment Trusts.    (1) Banks set does not include Raymond James given lack of forward TBVPS estimates. Commercial mREITs do not include CLNS and RSO given lack of forward ROE estimates or RAS given negative common equity per 27 share. BDCs do not include TCAP given I/B/E/S consensus 2018 ROAE estimates for TCAP are not meaningful. (2) Represents Q2’17A reported TBV, adjusted for share repurchases through 10/16/17, per Osprey management.    © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Historical price / tangible book value over last 10 years Ten-year P / TBV vs Osprey P / TBV correlation One-yr. avg. Three-yr. avg. Five-yr. avg. Ten-yr. avg. Ten-yr. avg. to Osprey Osprey (taxpayer) 0.69x 0.72x 0.88x 0.76x 0.76x NA Selected internally managed BDCs (pass-through vehicle)(1) +0.72 +0.64 +0.58 +0.52 1.28 79.7% Selected externally managed BDCs (pass-through vehicle)(2) +0.31 +0.23 +0.11 +0.17 0.94 74.6 For informational purposes Selected commercial mREITS (pass-through vehicle)(3) +0.85 +0.80 +0.53 +0.29 1.06 49.5 Selected commercially focused banks (taxpayer)(4) +1.44 +1.16 +1.00 +1.00 1.77 27.0 2.75x Selected commercial finance companies (tax-payer)(5) +1.03 +1.09 +1.03 +0.62 1.38 69.8 CIT + CSE (taxpayer)(6) +0.24 +0.17 +0.15 +0.21 0.97 78.9 2.50x 2.25x 2.26x    2.00x 2.03x    1.75x 1.50x 1.33x 1.32x    1.25x 1.00x 1.07x 0.99x 0.79x(7)    0.75x 0.50x 0.25x –Oct-07 Apr-08 Oct-08 Apr-09 Oct-09 Apr-10 Oct-10 Apr-11 Oct-11 Apr-12 Oct-12 Apr-13 Oct-13 Apr-14 Oct-14 Apr-15 Oct-15 Apr-16 Oct-16 Apr-17 Oct-17 Osprey Selected internally managed BDCs(1) Selected externally managed BDCs(2) Selected commercial mREITs (informational)(3) (4) (6) Selected commercially focused banks (informational) (5) CIT + CSE (informational) Selected asset-based lending & leasing companies (informational) Source: FactSet, SNL Financial, public filings. Note: Market data as of 10/13/17. Note: “NA” denotes not applicable. (1) Includes: Hercules Capital Inc. (HTGC), Main Street Capital Corp. (MAIN), Triangle Capital Corp. (TCAP). (2) Includes: Apollo Investment Corp. (AINV), Ares Capital Corp. (ARCC), Blackrock Capital Investment Corp. (BKCC), Fifth Street Finance Corp. (FSC), FS Investment Corp. (FSIC), Golub Capital Inc. (GBDC), Goldman Sachs BDC Inc. (GSBD), New Mountain Financial Corp. (NMFC), PennantPark Investment Corp. (PNNT), Prospect Capital Corp. (PSEC), Solar Capital Ltd. (SLRC), TCG BDC, Inc. (CGBD), TCP Capital Corp. (TCPC), TPG Specialty Lending Inc. (TSLX). Confidential (3) Includes: Colony North Star, Inc. (CLNS), Starwood Property Trust, Inc. (STWD), Blackstone Mortgage Trust, Inc. (BXMT), Apollo Commercial Real Estate Finance (ARI), Ladder Capital (LADR), Walker & Dunlop, Inc. (WD), KKR Real Estate Finance Trust Inc. (KREF), Granite Point Mortgage Trust Inc. (GPMT), iStar Inc. (STAR), TPG RE Finance Trust, Inc. (TRTX), Sutherland Asset Management Corp. (SLD), Arbor Realty Trust, Inc. (ABR), Ares Commercial Real Estate Corp. (ACRE), Resource Capital Corp. (RSO), RAIT Financial Trust. LADR TBVPS calculations include non-controlling interest in joint ventures.    (4) Includes: Ally Financial Inc. (ALLY) American Express Company (AXP) Fifth Third Bancorp (FITB) KeyCorp (KEY) Comerica Incorporated (CMA) Wintrust Financial Corporation (WTFC) SVB Financial Group (SIVB) Raymond James Financial, Inc. (RJF) BOK Financial Corporation (BOKF) PacWest Bancorp (PACW) MB Financial, Inc. (MBFI) Cullen/Frost Bankers, Inc. (CFR) UMB Financial Corporation (UMBF) ServisFirst Bancshares, Inc. (SFBS) 1st Source Corporation (SRCE) Enterprise Financial Services Corp (EFSC) TriState Capital Holdings, Inc. (TSC) Lakeland Financial Corporation (LKFN) Triumph Bancorp, Inc. (TBK) BankFinancial Corporation (BFIN) 28 MidSouth Bancorp, Inc. (MSL) CapStar Financial Holdings, Inc. (CSTR) First American Financial Corporation (FAF). Does not include CIT given CIT / CSE composite.    (5) Includes: Element Fleet Management Corp. (EFN-TSX), ECN Capital Corp. (ECN-TSX), and Marlin Business Services Corp. (MRLN). Excludes values above 3.5x P/TBV. © Credit Suisse Group AG and/or its affiliates. All rights reserved. (6) Excludes values above 3.5x P/BTV. CapitalSource (CSE) was acquired by PacWest Bancorp in April 2014 (announced July 2013). Composite represents CIT thereafter. (7) Calculated based on Q2’17A tangible book value, adjusted for $3.3 million cash used to repurchase shares and $0.3 million cash proceeds received from exercise of options settled during 7/1/17 – 10/16/17, per Osprey management.

5. Financial analysis Confidential 29

Financial analysis summary Osprey closing stock Present value of merger consideration: Headline merger consideration price (10/13/17): $12.18—$12.35 per share assuming 12/31/17 closing(2) (undiscounted): $12.44 per share $11.90(2) $12.09—$12.24 per share assuming Q1 2018 closing(2) assuming 12/31/17 closing; $12.32 per share assuming Q1‘18 closing(1) Implied adj. Q2’17A ($ in millions except per share amounts) Implied equity value per share (2) P/TBV multiple (3) Selected commentary Selected public $10.49 $13.28 0.70x – 0.90x 0.70x – 0.90x reference multiple range applied to companies analysis 6/30/17A adjusted tangible book value of $622mm(3) analysis Selected precedent    0.80x – 0.90x reference multiple range applied to $11.99 $13.28 0.80x – 0.90x 6/30/17A adjusted tangible book value of transactions analysis Financial $622mm(3) Dividend discount 0.68x – 0.91x 0.75x – 0.95x terminal multiple range applied to $10.15 $13.43 12/31/20E tangible book value of $683mm analysis    7.0% – 10.0% discount rate range 52-week trading 52-week intraday points $8.03 $12.51 0.54x – 0.83x low and high as of 10/13/17 reference range al on Research analysts’    Low and high of available Wall Street equity $12.00 $14.00 0.80x – 0.96x Informati stock price targets research analysts’ target stock prices (two reports) Source: Osprey management and public filings, SNL Financial and FactSet. Note: Market data as of 10/13/17.    (1) Based on fully diluted shares outstanding, calculated based on 41,480,754 basic shares (incl. unvested restricted stock), 0.110 million options and 12.0 million warrants as of 10/16/17, per Confidential Osprey management. Assumes treasury stock method for upfront cash consideration only, per Merger Agreement draft dated 10/15/17. (2) Based on fully diluted shares outstanding, calculated based on 41,480,754 basic shares (incl. unvested restricted stock), 0.110 million options and 12.0 million warrants as of 10/16/17, per 30 Osprey management. Assumes treasury stock method. (3) Calculated based on Q2’17A tangible book value, adjusted for $3.3 million cash used to repurchase shares and $0.3 million cash proceeds received from exercise of options settled during © Credit Suisse Group AG and/or its affiliates. All rights reserved. 7/1/17 – 10/16/17, per Osprey management.

Selected public companies analysis Selected BDCs Closing stock For inform ational purposes price as of % of Enterprise Market ROAE (1) Current Price to ($ in millions, except per share data) 10/13/2017 52-wk high value capitalization 2017E 2018E Div yield TBV (2) Osprey $11.90 95.1% $3,640 $494 2.8% 4.4% 0.7% 0.79x(3) Internally-managed BDCs Main Street Capital $39.91 97.7% $3,066 $2,267 11.2% 11.3% 5.7% 1.76x Hercules Tech Growth Cap (4) 12.70 81.0 1,640 1,052 11.5 12.8 9.8 1.29 Triangle Capital 13.83 68.0 1,130 660 NM NM 13.0 0.93 Mean 11.3% 12.1% 9.5% 1.33x Median 11.3 12.1 9.8 1.29 Externally-managed BDCs Ares Capital (5) $16.59 92.8% $11,382 $7,072 8.4% 10.0% 9.2% 1.00x Prospect Capital (6) 6.27 65.4 4,514 2,259 8.5 8.7 11.5 0.67 FS Investment Corporation 8.30 76.9 3,607 2,040 8.7 9.5 10.7 0.89 Apollo Investment 6.03 88.5 2,213 1,325 NA 9.6 10.0 0.90 TPG Specialty Lending, Inc. 20.76 95.5 1,807 1,247 11.6 11.1 7.5 1.29 Golub Capital (7) 18.97 92.5 1,999 1,132 8.0 NA 6.7 1.18 TCG BDC Inc. (8) 18.73 97.3 1,772 1,159 12.9 8.6 7.9 1.03 New Mountain Finance 14.40 96.0 1,919 1,090 10.9 9.9 9.4 1.06 TCP Capital (9) 16.34 93.5 1,507 961 10.0 9.9 8.8 1.09 Solar Capital 21.66 94.4 810 915 7.7 8.3 7.4 0.99 Goldman Sachs BDC, Inc. 22.51 87.9 1,273 903 10.8 10.1 8.0 1.24 Fifth Street Finance 5.61 94.9 1,558 791 6.9 7.7 8.9 0.78 BlackRock Capital Investment Corp. 7.39 91.5 820 540 10.1 10.4 9.7 0.89 PennantPark Investment 7.64 88.0 990 543 9.4 8.4 9.4 0.83 Mean 9.5% 9.4% 8.9% 0.99x Median 9.4 9.6 9.0 1.00 Overall Mean 9.8% 9.8% 9.0% 1.05x Median 10.0 9.9 9.2 1.00 High 12.9 12.8 13.0 1.76 Low 6.9 7.7 5.7 0.67 Source: Osprey management, public filings, SNL Financial and FactSet. (5) Pro forma for $750mm unsecured notes issued 8/7/17 and associated repayment of other indebtedness. Note: Market data as of 10/13/17. Balance sheet data as of 6/30/17 unless otherwise noted. “NA” denotes not publicly available. “NM” denotes (6) Pro forma for $90mm cumulative repayment of InterNotes and $21.4mm issuance of InterNotes since 6/30/17. not meaningful. Metrics other than Price to TBV shown for informational purposes. (7) Pro forma for issuance of 220,221 common shares pursuant to exercise of IPO over-allotment. Confidential (1) Based on I/B/E/S mean consensus estimates, as available. (8) Pro forma for issuance of 454,200 common shares pursuant to exercise of over-allotment and pro forma for (2) No BDCs included record any goodwill or intangibles. $39.3mm incremental drawdown on credit facilities. (3) Calculated based on Q2’17A tangible book value, adjusted for $3.3 million cash used to repurchase shares and $0.3 million cash proceeds (9) Pro forma for $125mm unsecured notes issued on 8/4/17 31 received from exercise of options settled during 7/1/17 – 10/16/17, per Osprey management.    and associated repayment of credit facilities. (4) HTGC announced its intention to externalize on 5/3/17, causing 12.3% price decrease the following day. On 5/15/17, HTGC indefinitely postponed its previously scheduled shareholder vote on new management agreement and announced expansion of its ongoing review to © Credit Suisse Group AG and/or its affiliates. All rights reserved. determine most appropriate investment advisory structure to enhance shareholder value.

Selected public companies analysis (cont’d) Selected BDCs ($ in millions, except per share amounts) Selected range Implied equity value reference range Parameter Metric Low – High Low – High 6/30/17A Adjusted TBV (1) $622 0.70x – 0.90x $435 – $560 Implied equity value reference range $435 – $560 Implied equity value per share reference range (2) $10.49 – $13.28 Source: Osprey management, public filings, SNL Financial and FactSet. (1) Calculated based on Q2’17A tangible book value, adjusted for $3.3 million cash used to repurchase shares and $0.3 million cash proceeds received from exercise of options settled Confidential during 7/1/17 – 10/16/17, per Osprey management.    (2) Based on fully diluted shares outstanding, calculated based on 41,480,754 basic shares (incl. unvested restricted stock), 0.110 million options and 12.0 million warrants as of 32 10/16/17, per Osprey management. Assumes treasury stock method. © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Selected precedent transactions analysis Selected precedent BDC transactions Transaction For inform ational purposes Announcement equity value Price / LTM ROAE date Acquiror Target ($ in millions) book value NII Realized NI (2) (1) 10/03/16 CĪON Investment Corporation Credit Suisse Park View BDC $180 0.94x 9.3% 0.0% Ares Capital Corporation (ARCC), American 05/23/16 American Capital, Ltd. 3,989 0.89 5.4 (4.4) Capital Agency Corporation (AGNC) Mean 0.92x 7.4% (2.2%) Median 0.92 7.4 (2.2) Included for informational purposes(5) 04/29/15 PennantPark Floating Rate Capital (PFLT) MCG Capital Corporation $175 0.99x 1.3% (23.6%) Selected precedent transactions analysis ($ in millions, except per share amounts) Selected range Implied equity value reference range Parameter Metric Low – High Low – High 6/30/17A Adjusted TBV (3) $622 0.80x – 0.90x $498 – $560 Implied equity value reference range $498 – $560 Implied equity value per share reference range (4) $11.99 – $13.28 Source: Osprey management, public filings, SNL Financial and FactSet. Note: Metrics other than price / book value shown for informational purposes.    (1) Price / book value adjusted for assignment of $15.0mm of Homeland Healthcare, LLC assets from CION to Credit Suisse Park View post-closing. Confidential (2) Calculated as net income excluding impact of any unrealized gains or losses. (3) Calculated based on Q2’17A tangible book value, adjusted for $3.3 million cash used to repurchase shares and $0.3 million cash proceeds received from exercise of options settled during 7/1/17 – 10/16/17, per Osprey management.    (4) Based on fully diluted shares outstanding, calculated based on 41,480,754 basic shares (incl. unvested restricted stock), 0.110 million options and 12.0 million warrants as of 10/16/17, per Osprey management. Assumes treasury stock method. 33 (5) Not included as a selected precedent transaction given high concentration of cash (relative to total assets) as business was being liquidated (cash represented ~58% of total assets as of last publicly available balance sheet data prior to announcement). © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Dividend discount analysis ($ in millions) Quarter ending, Adj. Q2’17A Q3’17E Q4’17E Q1’18E Q2’18E Q3’18E Q4’18E Q1’19E Q2’19E Q3’19E Q4’19E Q1’20E Q2’20E Q3’20E Q4’20E Tangible book value $622(1) $621 $627 $619 $613 $610 $608 $618 $626 $631 $641 $651 $661 $672 $683 % growth (0.1%) 1.0% (1.3%) (1.0%) (0.5%) (0.3%) 1.6% 1.4% 0.7% 1.7% 7.1% 1.5% 1.7% 1.6% Net income $4 $5 $6 $4 $6 $9 $10 $9 $8 $4 $10 $10 $10 $11 $10 Distributed cash flow Dividends $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 Share repurchases 7 (0)(2) – 13 13 13 13 – – – – – – – – Total distributed cash flow $7 $0 $1 $13 $13 $13 $13 $1 $1 $1 $1 $1 $1 $1 $1 % of tangible book value 1.2% 0.1% 0.1% 2.2% 2.2% 2.2% 2.2% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% ($ in millions except per share amounts) Terminal multiple of Q4’20E tangible book value Discount rate 0.75x 0.85x 0.95x 7.00% $56 $56 $56 Present value of distributed cash flows 404 458 512 Present value of terminal value $460 $514 $568 Implied equity value $11.09 $12.39 $13.43 Implied equity value per share (3) 0.9% 1.6% 2.2% Implied perpetuity growth rate (4) 8.50% $55 $55 $55 Present value of distributed cash flows 385 436 488 Present value of terminal value $440 $492 $543 Implied equity value $10.61 $11.84 $12.96 Implied equity value per share (3) 2.3% 3.0% 3.6% Implied perpetuity growth rate (4) 10.00% $54 $54 $54 Present value of distributed cash flows 367 416 465 Present value of terminal value $421 $470 $519 Implied equity value $10.15 $11.33 $12.51 Implied equity value per share (3) 3.7% 4.4% 5.0% Implied perpetuity growth rate (4) Source: Osprey management as of September 2017. Note: Present value date of 6/30/17. Assumes mid-period discounting convention. (1) Calculated based on Q2’17A tangible book value, adjusted for $3.3 million cash used to repurchase shares and $0.3 million cash proceeds received from exercise of options settled during Confidential 7/1/17 – 10/16/17, per Osprey management.    (2) Excludes $3.0 million cash used to repurchase shares net of cash proceeds received from exercise of options settled during 7/1/17 – 10/16/17. 34 (3) Based on fully diluted shares outstanding, calculated based on 41,480,754 basic shares (incl. unvested restricted stock), 0.110 million options and 12.0 million warrants as of 10/16/17, per Osprey management. Assumes treasury stock method. © Credit Suisse Group AG and/or its affiliates. All rights reserved. (4) Assuming steady state payout ratio of ~75% of net income; shown for informational purposes.

Appendix (Informational) Confidential 35

A. Supplemental supporting information Confidential 36

Osprey CVR assumptions | Projected cash flows and timing Per Osprey management in consultation with Osprey’s tax advisors 2017 closing – estimated distributions & timing Selected commentary $ in millions Anticipated Shareholder    ~$200 million loss incurred during 2017, Distributions Plan to file Expect funds refund distributions assuming transaction closing by 12/31/2017 Claim for 2016 overpayment NM NM – – File 2017 federal tax quick refund 1/1/2018 2/15/2018 $5.6 $1.7 A 30% of anticipated refund received immediately File final 2017 federal tax return 8/31/2018 NM – – (per Merger Agreement draft dated 10/15/17) File 2015 NOL carryback claim 9/1/2018 10/16/2018 7.7 2.3 File 2016 NOL carryback claim 9/1/2018 10/16/2018 25.5 7.7 B be paid at    Balance of applicable tax refund will File NOL state carryback claim 9/1/2018 10/16/2018 0.7 0.2 earlier of expiration of statute of limitations for File final 2017 state tax return 9/15/2018 12/31/2018 2.1 0.6 audit (three years from filing) or completion of Total $41.6 $12.5 audit Carryback claims subject to JCT review Assumed earliest completion of review—nine months 5/31/2019 $29.1 Assumed expected completion of review—18 months 2/29/2020 29.1 Assumed latest completion of review—3 years 8/31/2021 29.1 Q1 2018 closing – estimated distributions & timing $ in millions ~$200 million loss incurred during Q1 2018, Anticipated Shareholder assuming transaction closing after 12/31/2017 Distributions Plan to file Expect funds refund distributions File final 2017 federal tax return 4/15/2018 NM – –    A 30% of anticipated refund received immediately File 2018 short year federal tax return 8/31/2018 NM – – (per Merger Agreement draft dated 10/15/17) File 2016 NOL carryback claim 9/1/2018 10/16/2018 $25.5 $7.7 File 2017 NOL carryback claim 9/1/2018 10/16/2018 8.5 2.5 File 2016 NOL carryback claim (state) 9/1/2018 10/16/2018 0.6 0.2 B Balance of applicable tax refund will be paid at File final 2017 state tax return 9/15/2018 12/31/2018 2.1 0.6 earlier of expiration of statute of limitations for File short-year 2018 state tax return 10/31/2018 NM – – audit (three years from filing) or completion of Total $36.6 $11.0 audit Carryback claims subject to JCT review Assumed earliest completion of review—nine months 5/31/2019 $25.6 Osprey does not expect to make federal or state Assumed expected completion of review—18 months 2/29/2020 25.6 tax payment in Q1 2018 given transaction timing Assumed latest completion of review—3 years 8/31/2021 25.6 and magnitude of loss generated    Source: Osprey management in consultation with Osprey’s tax advisors.    Note: Credit Suisse does not provide any tax advice. Confidential    “NM” denotes not meaningful. 37 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Osprey book value and share count reconciliation Per Osprey management Adjusted tangible book value reconciliation (10/16/17) ($ in millions) Adjusted tangible book value Q2 ‘17A book value $643.2 (–) Goodwill & intangibles (18.3) Q2 ‘17A tangible book value $625.0 (+) Gross proceeds from options exercised through 10/16/17 0.3 (–) Cost of share repurchases through 10/16/17 (3.3) Adjusted Q2 ‘17A tangible book value $622.0 Osprey share count reconciliation (10/16/17) Basic shares outstanding Basic shares outstanding (6/30/17) 41,758,435 (+) Options exercised through 10/16/17 35,000 (–) Repurchases through 10/16/17 (301,777) (-) Retirement of restricted stock through 10/16/17 (10,904) Basic shares outstanding (10/16/17) 41,480,754 Options / Warrants Tranche Type # Outst. (mm) Exercise price Tranche 1 Options – $7.52 Tranche 2 Options 0.025 7.52 Tranche 3 Options 0.050 8.74 Tranche 4 Options 0.035 10.11 Tranche 5 Warrants(1) 12.038 12.58 Source: Osprey public filings and Osprey management. (1) Adjusted for Q1’17 and Q2’17 dividends paid, per Osprey management. Confidential 38 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Osprey warrant adjustment for 1H’17A dividends    Per Osprey management as of September 2017 Outstanding FSIC warrants reconciliation Selected commentary Q1’17 Q2’17    Based on indenture for FSIC warrants Number of common shares outstanding prior to distribution 42.676 42.073 Exercise price per share $12.62 $12.60 outstanding Product $538.6 $530.1 (-) Cash dividends paid(1) (0.9) (0.8) Reflects adjustment to number of Numerator $537.7 $529.3 warrants outstanding and exercise price Denominator 42.676 42.073 of outstanding warrants based on Revised exercise price $12.60 $12.58 distributions made to Osprey stockholders Number of warrants: # of shares in warrant 1.00 1.00 Exercise price $12.62 $12.60 Product $12.62 $12.60 Numerator $12.62 $12.60 Denominator $12.60 $12.58 Revised number of underlying shares per warrant 1.002 1.002 Original number of warrants 12.000 12.019 Effective number of warrants 12.019 12.038 Source: Osprey public filings and Osprey management. (1) $0.02 per share. Confidential 39 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

B. Supplemental information Confidential 40

Premiums paid overview    Selected financial services transactions with all-cash consideration announced since 2008 Distribution of implied premiums to unaffected stock price Implied premium to: One-day prior One-m onth prior # of deals 84 84 Mean 37% 39% Median 32% 32% 25th percentile 18% 22% 24% 75th percentile 46% 48% 21%    19%    15% transaction 14%    14% of    % 12%    12%    11%    10%    8%    6%    6%    5%    5%    4%     4%    4%    2%    2%    1%    1%    –    –    < 0% 0% – 10% 10% – 20% 20% – 30% 30% – 40% 40% – 50% 50% – 60% 60% – 70% 70% – 80% 80% – 90% 90% – 100% >100% Implied premium to unaffected stock price Implied premium to one-day prior Implied premium to one-month prior Source: SDC Platinum, FactSet and public filings. Note: All-cash transactions involving US-listed financial services targets since January 1, 2008. Confidential 41 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

Osprey ownership summary Current position (Jun 2017) Historical shares held (000s) Holder nam e % O/ S Shares (000s) Mar 2017 Dec 2016 Sep 2016 Jun 2016 Schweizerische Ruckversicherungs-Gesellschaft AG (Invt Port) 7.2% 3,000 3,000 3,000 3,000 3,000 Dimensional Fund Advisors LP 6.2% 2,591 2,500 2,491 2,465 2,454 Oaktop Capital Management II LP 5.4% 2,257 2,257 2,257 2,257 2,257 The Vanguard Group, Inc. 4.1% 1,725 1,704 1,982 1,457 1,442 The Northwestern Mutual Life Insurance Co. (Invt Port) 3.9% 1,624 1,624 1,624 1,555 1,555 Jacobs Asset Management LLC 3.6% 1,514 1,219 823 – –BlackRock Fund Advisors 3.4% 1,420 1,238 1,208 928 870 Second Curve Capital LLC 3.3% 1,398 1,336 1,201 1,687 1,675 Soros Fund Management LLC 2.7% 1,108 1,108 1,108 – –Selkirk Management LLC 2.0% 853 853 853 853 853 SSgA Funds Management, Inc. 1.1% 480 430 430 421 422 Northern Trust Investments, Inc. 0.8% 329 249 256 256 257 Kestrel Investment Management Corp. 0.7% 281 292 – – –Numeric Investors LLC 0.6% 271 262 39 – –Geode Capital Management LLC 0.5% 207 172 179 162 159 Sippican Capital Advisors LLC 0.5% 206 235 244 242 239 Century Capital Management LLC 0.5% 205 214 263 284 293 TIAA-CREF Investment Management LLC 0.4% 162 94 75 77 78 Johnson Investment Counsel, Inc. 0.3% 129 129 129 20 20 BlackRock Investment Management LLC 0.3% 119 93 94 101 102 Top 20 institutional holders 47.6% 19,878 19,009 18,255 15,765 15,676 Other institutional holders 5.3% 2,198 Corsair Capital LLC 10.2% 4,263 4,236 4,263 9,538 9,538 Capital Z Partners Management LLC 9.7% 4,040 4,030 4,029 9,576 9,576 MORIARTY TIMOTHY E 8.7% 3,637 3,637 3,637 3,637 3,637 CONWAY TIMOTHY J 3.9% 1,629 1,629 1,614 1,614 1,614 BRAY JOHN KIRBY 1.5% 620 620 609 609 609 FRISHKOPF JOHN J 1.3% 533 533 533 533 533 Top insiders 35.3% 14,724 40,460 38,709 45,102 44,950 Other insiders 2.6% 1,091 Other shareholders 9.3% 3,868 Total shareholders 100.0% 41,758 Osprey’s stock average trading volume over the last twelve months of ~90,000 represents ~0.2% of the basic shares outstanding Source: FactSet as of 6/30/17. Note: Based on 41,758,435 basic shares outstanding as of 6/30/17. Confidential 42 © Credit Suisse Group AG and/or its affiliates. All rights reserved.

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